Fidleity Bankshares
                                                             205 DATURA STREET
                                                             WEST PALM BEACH, FL
                                                             33401
                                                             (561) 803-9900


           Fidelity Bankshares Q3 Net Income $5.7M; Diluted EPS $0.22
                 Company Reports Assets of $4.4B; Deposits $3.4B

West Palm Beach, FL, October 17, 2006 - Fidelity Bankshares, Inc. (Nasdaq: FFFL) announced today that net income for the third quarter ended September 30, 2006 was $5.7 million, or $0.23 basic and $0.22 diluted earnings per share. For the comparable quarter a year ago, net income was $8.3 million, or $0.34 basic and $0.33 diluted earnings per share.

Net income for the nine months ended September 30, 2006 was $22.2 million, or $0.90 basic and $0.87 diluted earnings per share, compared to $23.7 million, or $0.98 basic and $0.95 diluted earnings per share, for the comparable nine months in 2005.

The quarterly results included $1.0 million in merger-related expenses. In addition to merger-related expense, the company's operating expense increased by $3.5 million. Net interest income did not increase due to margin compression associated with increased interest expense. The net interest margin for the quarter was 3.31%, compared to 3.74% for the same period in 2005. By comparison, the net interest margin for the quarter ended June 30, 2006 was 3.67%.

Operating expense for the nine months ended September 30, 2006 increased by $9.9 million. The company's net interest income for the nine months increased by only $7.0 million, due to margin compression. The company's net interest margin for the nine-month period was 3.49%, compared to 3.76% for the same period in 2005.

"The proxy materials for our stockholders to approve the acquisition of Fidelity by National City Corporation have been mailed. We will hold the stockholders meeting on November 20, 2006," said Chairman and CEO Vince Elhilow. "We are expecting overwhelming support for the merger of these two fine companies. We have been truly impressed by the professionalism, thoroughness and attention to detail of the National City integration and transition team members. Our customers can be assured of a smooth and seamless transition as well as the availability of a host of new financial products. The planning process is proceeding very smoothly."

The board of directors declared a cash dividend of $0.08 per share for stockholders of record on September 29, 2006. This distribution was paid on October 13, 2006.

At September 30, 2006, Fidelity Bankshares, Inc., through its subsidiary Fidelity Federal Bank & Trust, had assets of $4.4 billion and deposits of $3.4 billion. The company operates in Florida through 52 offices in Palm Beach, Broward, Martin and St. Lucie counties.

An   investment    profile   on   Fidelity    Bankshares   may   be   found   on
http://hawkassociates.com/ffflprofile.aspx.

For more information, contact Chairman and CEO Vince A. Elhilow or Chief Financial Officer Richard D. Aldred at (561) 803-9900, or Frank Hawkins or Julie Marshall, Hawk Associates, Inc., at (305) 451-1888, e-mail: info@hawkassociates.com. Information about Fidelity Bankshares, Inc. can be found on http://www.fidelityfederal.com. Fidelity Bankshares press releases, SEC filings, current price quotes, stock charts and other valuable information for investors may be found on http://www.hawkassociates.com.

Fidelity Bankshares, Inc.
Financial  Highlights
(Unaudited)

                                                       Three Months             Nine Months            Nine Months          Year
                                                         Ended             Ended           Ended          Ended            Ended
                                                       September 30,           September 30,           September 30,    December 31,
                                                          2006             2005            2006            2005             2005
FOR THE PERIOD (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
Interest income                                             $67,466        $53,983        $193,752        $149,384         $206,551
Interest expense                                             34,156         20,561          90,297          52,906           76,211
Net interest income                                          33,310         33,422         103,455          96,478          130,340
Chargeoffs                                                        8            168             105             266              330
Recoveries                                                        1              -               4               -                1
Gain on sale of loans                                            41            170             265             643              728
Net income                                                    5,652          8,259          22,179          23,722           32,082

PER COMMON SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Net Income:
                    Basic EPS                                 $0.23          $0.34           $0.90           $0.98            $1.32
                    Diluted EPS                                0.22           0.33            0.87            0.95             1.28
Dividends declared                                             0.08           0.08            0.24            0.24             0.32
Book value                                                    11.99          11.14           11.99           11.14            11.34
Stock price:
                    High                                      39.35          33.07           39.35           33.07            34.20
                    Low                                       31.65          26.21           30.79           22.27            22.27
                    Close                                     39.01          30.55           39.01           30.55            32.70

AVERAGE FOR THE PERIOD (In Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                             $4,317,405     $3,881,085      $4,247,371      $3,689,405       $3,762,083
Loans receivable, net                                     3,351,973      2,805,926       3,236,617       2,642,416        2,723,586
Securities available for sale                               359,438        456,100         380,017         479,928          467,603
Securities held to maturity                                 259,568        262,507         244,377         240,117          242,217
Deposits                                                  3,360,193      3,278,454       3,503,503       3,061,604        3,132,413
Borrowed funds                                              573,475        257,149         378,782         298,935          294,572
Stockholders' equity                                        300,173        277,408         294,371         266,436          270,217

SELECTED RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
Return on average assets                                      0.52%          0.85%           0.70%           0.86%            0.85%
Return on average equity                                      7.53%         11.91%          10.05%          11.87%           11.87%
Interest rate spread on average assets for the period         2.74%          3.33%           2.96%           3.39%            3.70%
Net yield on average interest earning assets for the period   3.31%          3.74%           3.49%           3.76%            3.74%
Ratio of interest earning assets to interest bearing
                    liabilities at end of period            116.94%        118.08%         117.40%         117.78%          114.89%
Ratio of non performing assets to total assets                0.43%          0.10%           0.43%           0.10%            0.22%
Ratio of valuation allowances to non performing assets       92.51%        405.94%          92.51%         405.94%          176.94%
Ratio of valuation allowances to loans receivable, net        0.51%          0.54%           0.51%           0.54%            0.53%
Stockholders' equity as a percentage of assets                6.95%          7.10%           6.95%           7.10%            6.98%

PERIOD END (In Thousands, except for share data)
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                             $4,381,549     $3,940,354      $4,381,549      $3,940,354       $4,082,611
Interest earning cash                                        26,658         37,098          26,658          37,098           39,283
Securities available for sale                               342,425        439,257         342,425         439,257          410,473
Securities held to maturity                                 254,720        255,878         254,720         255,878          242,497
Loans receivable, net                                     3,429,229      2,896,565       3,429,229       2,896,565        3,036,710
Federal Home Loan Bank stock                                 23,127         12,694          23,127          12,694           11,398
Foreclosed assets, net                                           14          1,793              14           1,793            1,793
Loan loss reserve                                            17,390         15,655          17,390          15,655           16,171
All other assets                                            305,376        297,069         305,376         297,069          340,457
Deposits                                                  3,424,219      3,317,792       3,424,219       3,317,792        3,540,874
Borrowed funds                                              576,218        265,070         576,218         265,070          200,085
Common shares outstanding                                25,384,215     25,100,515      25,384,215      25,100,515       25,114,716
Stockholders' equity                                        304,303        279,617         304,303         279,617          284,768

Certain amounts in prior year have been reclassified to conform with the September 30, 2006 presentation.

Fidelity Bankshares Inc.
Selected Unaudited Operating Data


                                                                   Three Months Ended                      Nine Months Ended
                                                                      September 30,                           September 30,
                                                               2006                2005              2006                  2005
                                                         ---------------------------------------------------------------------------
                                                         (In Thousands, except for share            (In Thousands, except for share
                                                                 and per share data)                       and per share data)
     Selected Operating Data:
        Interest income                                       $ 67,466           $ 53,983          $ 193,752          $ 149,384
        Interest expense                                        34,156             20,561             90,297             52,906
                                                         --------------     --------------     --------------     --------------
        Net interest income                                     33,310             33,422            103,455             96,478
        Provision for loan losses                                  694                304              1,320              1,298
                                                         --------------     --------------     --------------     --------------
        Net interest income after
              provision for loan losses                         32,616             33,118            102,135             95,180
                                                         --------------     --------------     --------------     --------------
        Other income:
              Service charges on deposit accounts                3,489              2,972              9,605              8,272
              Fees for other banking services                    2,554              2,375              7,331              6,950
              Net gain on sale of loans                             41                170                265                643
              Other income                                         405                540              1,254              1,384
                                                         --------------     --------------     --------------     --------------
                    Total other income                           6,489              6,057             18,455             17,249
                                                         --------------     --------------     --------------     --------------
        Operating expense:
              Employee compensation and benefits                15,495             14,669             45,960             42,091
              Occupancy and equipment                            4,280              3,673             12,349             10,484
              Data processing                                    1,916              1,811              5,487              4,817
              Other operating expense                            7,659              5,711             20,279             16,754
                                                         --------------     --------------     --------------     --------------
                    Total operating expense                     29,350             25,864             84,075             74,146
                                                         --------------     --------------     --------------     --------------
        Income before provision for income taxes                 9,755             13,311             36,515             38,283
        Provision for income taxes                               4,103              5,052             14,336             14,561
              Net income                                       $ 5,652            $ 8,259           $ 22,179           $ 23,722
                                                         ==============     ==============     ==============     ==============
        Earnings per share:
              Basic                                             $ 0.23             $ 0.34             $ 0.90             $ 0.98
                                                         ==============     ==============     ==============     ==============
              Diluted                                           $ 0.22             $ 0.33             $ 0.87             $ 0.95
                                                         ==============     ==============     ==============     ==============
        Shares used for EPS computations:
              Basic                                         24,757,741         24,538,667         24,686,148         24,273,719
                                                         ==============     ==============     ==============     ==============
              Diluted                                       25,460,685         25,257,742         25,347,529         24,910,007
                                                         ==============     ==============     ==============     ==============


Certain amounts in prior year have been reclassified to conform with the September 30, 2006 presentation.

Fidelity Bankshares Inc.
Selected Unaudited Financial Data

                                                                         September 30,                  December 31,
                                                                             2006                           2005
                                                                     ------------------------------------------------
                                                                                          (In Thousands)

Assets
Cash and interest-earning deposits                                          $ 118,748                      $ 189,940
Securities available for sale                                                 342,425                        410,473
Securities held to maturity                                                   254,720                        242,497
Loans receivable:
     Residential mortgage                                                   1,745,470                      1,523,740
     Commercial mortgage                                                    1,236,160                      1,082,719
     Consumer                                                                 314,561                        295,622
     Commercial business                                                      153,304                        153,916
                                                                     -----------------              -----------------
           Gross loans                                                      3,449,495                      3,055,997
     Less:
           Deferred fees (costs), net                                           2,876                          3,116
           Allowance for loan losses                                           17,390                         16,171
                                                                     -----------------              -----------------
                 Loans receivable, net                                      3,429,229                      3,036,710
                                                                     -----------------              -----------------
Office properties and equipment, net                                           94,294                         91,164
FHLB stock                                                                     23,127                         11,398
Foreclosed assets, net                                                             14                          1,793
Goodwill                                                                       14,256                         14,256
Core deposit intangibles                                                        5,957                          6,528
Other assets                                                                   98,779                         77,852
                                                                     -----------------              -----------------
Total Assets                                                              $ 4,381,549                    $ 4,082,611
                                                                     =================              =================
Liabilities and Equity
Liabilities:
Deposits:
     Checking, savings and money
           market accounts                                                $ 2,533,052                    $ 2,638,794
     Certificates of deposit                                                  891,167                        902,080
                                                                     -----------------              -----------------
           Total deposits                                                   3,424,219                      3,540,874
Other borrowed funds                                                          190,123                         54,113
Advances from FHLB                                                            332,487                         92,364
Junior subordinated debentures                                                 53,608                         53,608
Other liabilities                                                              76,809                         56,884
                                                                     -----------------              -----------------
           Total liabilities                                                4,077,246                      3,797,843
                                                                     -----------------              -----------------
Stockholders' equity                                                          304,303                        284,768
                                                                     -----------------              -----------------
     Total Liabilities and Equity                                         $ 4,381,549                    $ 4,082,611
                                                                     =================              =================